Exhibit 99.1
Press Release
Cal-Maine Foods Announces Acquisition
of Creighton Brothers
LLC
Expands Presence Across Integrated
Portfolio, Broadens
Geographic Footprint,
and
Advances Disciplined Capital Allocation
Strategy
RIDGELAND,
Miss.,
Mar. 2,
2026
— Cal-Maine
Foods,
Inc.
(NASDAQ:
CALM),
the
largest
egg
company
in
the
United
States
and
a
leading
player
in
the
egg-based
food
industry,
today
announced the acquisition of the shell egg, egg products, and prepared foods assets of Creighton
Brothers
LLC,
including
Crystal
Lake
LLC,
for
a
total
purchase
price
of
approximately
$128.5
million, subject to customary post-closing adjustments. Cal-Maine Foods is funding the acquisition
with available cash
on hand.
Established
in
1925,
Creighton
Brothers
produces,
grades,
and
packages
high-quality
conventional
and specialty
shell
eggs for
retail
and foodservice
markets.
Crystal
Lake produces
ready-to-use egg products for the foodservice
and food manufacturing industries,
including liquid,
frozen,
and hard
-cooked
eggs,
and
distributes
pre-cooked
egg
patties,
omelets,
and scrambled
eggs. Both companies are headquartered in Warsaw, Indiana, where Cal-Maine Foods previously
had no shell egg operations.
“The acquisition
of Creighton Brothers
and Crystal Lake
advances our strategy
by expanding the
scale and geographic
reach of our
shell egg platform, across both
specialty eggs and conventional
eggs, adding meaningful
growth to our portfolio. This
incremental capacity
strengthens our ability
to align production
with demand, better positioning us to
consistently meet consumer expectations
for choice,
reliability, and affordability.
Together with the
Creighton Brothers and Crystal
Lake team,
we
will
build
on
the
strong
foundation
already
in
place—combining
our
operational
excellence,
deep
customer
relationships,
supply
chain
expertise,
rigorous
capital
deployment,
and
robust
systems to
accelerate growth
and unlock
new opportunities,”
said Sherman
Miller, president
and
chief executive officer
of Cal-Maine Foods.
“Importantly, with nearby liquid egg capacity, we further our internal sourcing strategy for key egg-
based
ingredients
for
our
prepared
foods
business—strengthening
supply
security,
improving
margins,
and driving
greater
operational
efficiency.
Together,
these
advantages
compound
over
time
and,
guided
by
our
disciplined,
returns-focused
approach,
drive
performance
and
create
sustainable per-share value,”
he continued.
The
acquired
assets
include
commercial
shell
egg
production
and
grading
with
capacity
of
approximately
3.2
million
laying
hens,
including
500,000
cage-free,
and 865,000
pullets,
a feed
mill, 1,007 acres of land,
as well as an egg
products and hard-cooked
egg processing facility.

Creighton
Brothers
and
Crystal
Lake
will
be
fully
integrated
into
Cal-Maine
Foods’
existing
operations,
including
its
177 employees.
Mr.
Miller
commented,
“We
are proud
to
welcome
this
exceptional team
to the Cal
-Maine Foods
family. Their
high-quality operations
reflect remarkable
dedication and capability,
and we look forward to
achieving even greater
success together.”
Mindy
Truex,
President
of
Creighton
Brothers
and
Crystal
Lake,
stated,
“With
mixed
personal
emotions and great pride, I’m excited to
see the legacy of Hobart and
Russell Creighton and their
families continue
and grow with a new
family at Cal-Maine.
I believe
our dedication to
excellence
and doing things right will
mesh well and provide
an example to follow
for another 100 years.”
About Cal-Maine Foods
Cal-Maine Foods,
Inc. (NASDAQ:
CALM) is
the largest
egg company
in the United
States and
a
leading player
in the
egg-based
food industry.
With
a strong
national footprint,
Cal-Maine
Foods
provides nutritious,
affordable, and sustainable
protein to millions
of households every day.
The Company’s portfolio spans the full
egg value ladder—from conventional to specialty, including
cage-free,
organic,
brown,
free-range,
pasture-raised,
and nutritionally
enhanced—serving
both
retail
and
foodservice
customers
nationwide.
Cal-Maine
Foods
also
participates
in
the
growing
prepared
foods
sector,
with
offerings
such
as
pre-cooked
egg
patties,
omelets,
folded
and
scrambled egg
formats,
hard-cooked
eggs,
pancakes,
waffles,
and specialty
wraps.
Its branded
portfolio
includes
Eggland’s
Best®,
Land
O’Lakes®,
Farmhouse
Eggs®,
4Grain®,
Sunups®,
Sunny Meadow®,
MeadowCreek Foods®, and
Crepini®.
Headquartered
in
Ridgeland,
Mississippi,
Cal-Maine’s
strategy
combines
scale,
operational
excellence, and
financial discipline
with a commitment
to innovation
and sustainability,
to enable
the
Company
to
deliver
trusted
nutrition,
enduring
partnerships,
and
long-term
value
for
its
stakeholders.
Forward Looking Statements
Statements
contained
in
this
press
release
that
are
not
historical
facts
are
forward-looking
statements
as
that
term
is
defined
in
the
Private
Securities
Litigation
Reform Act
of
1995.
The
forward-looking
statements
are
based
on
management’s
current
intent,
belief,
expectations,
estimates
and
projections
regarding
our
Company
and
our
industry.
These
statements
are
not
guarantees of future
performance and involve
risks, uncertainties,
assumptions and
other factors
that
are
difficult
to
predict
and
may
be
beyond
our
control.
The
factors
that
could
cause
actual
results to differ
materially from those
projected in the
forward-looking
statements include,
among
others,
(i)
the
risk
factors
set
forth
the
Company’s
SEC
Filings
(including
its Annual
Report
on
Form
10-K,
as
updated
in
Part
II
Item A
of
the
Quarterly
Reports
on
Form
10-Q
and
Current
Reports
on
Form
8-K),
(ii)
the
risks
and
hazards
inherent
in
the
shell
egg,
egg
products,
and
prepared
foods
operations
(including,
as
applicable,
disease,
pests,
weather
conditions,
and
potential
for
product
recall),
including
but
not
limited
to
the
current
outbreak
of
HPAI
affecting
poultry in the U.S., Canada and
other countries that was first detected
in commercial flocks in the
U.S. in
November 2023
and that
first impacted
our flocks
in December
2023, (iii)
changes
in the
demand for
and market
prices of
shell eggs
and feed
costs as
well as
increase in
input costs
for
prepared foods, (iv) our ability to
predict and meet demand for cage-free and other specialty eggs,
(v)
risks,
changes,
or
obligations
that
could
result
from
our
recent
or
future
acquisition
of
new
flocks or
businesses, such
as our
acquisition
of Echo
Lake Foods
completed
June 2,
2025, and
risks or changes that may cause conditions to completing a pending acquisition not to be met, (vi)
our
ability
to
successfully
integrate
and
manage
recently
acquired
businesses
like
Echo
Lake

Foods and
realize
the expected
benefits
of such
acquisitions,
including
synergies,
cost savings,
reduction
in
earnings
volatility,
margin
expansion,
financial
returns,
expanded
customer
relationships, or
sales or
growth opportunities,
(vii) our
ability to
compete effectively
with existing
and new market entrants, retain existing customers, acquire new customers and grow our product mix including our
prepared foods
product offerings, (viii)
the impacts
and potential future
impacts
of
government,
customer
and
consumer
reactions
to
recent
high
market
prices
for
eggs,
(ix)
potential impacts to our
business as a
result of our
Company ceasing to be
a “controlled company”
under
the
rules
of
The
Nasdaq
Stock
Market
on
April
14,
2025,
(x)
risks
relating
to
potential
changes
in
inflation,
interest
rates
and
trade
and
tariff
policies,
(xi)
adverse
results
in
pending
litigation
and
other
legal
matters,
and
(xii)
global
instability,
including
as
a
result
of
the
war
in
Ukraine,
the
conflicts
involving
Israel
and
Iran,
and
attacks
on
shipping
in
the
Red
Sea.
The
Company’s
SEC
filings
may
be
obtained
from
the
SEC
or
the
Company’s
website,
www.calmainefoods.com.
Readers
are cautioned
not to
place undue
reliance on forward
-looking
statements because,
while we
believe the
assumptions
on which the
forward-looking statements
are based
are reasonable,
there can
be no
assurance that
these forward-looking
statements will
prove to be accurate. Further, forward-looking statements included herein are made only as of the respective dates thereof, or
if no date
is stated, as
of the date
hereof. Except as
otherwise required
by law,
we disclaim
any intent
or obligation
to update
publicly these
forward-looking
statements,
whether because of
new information, future
events, or otherwise.
Contacts
Investors: ir@cmfoods.com
Media: media@cmfoods.com
Telephone: (601) 948-6813